UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 04, 2025

BIRDIE WIN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-259112	38-4179726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 8, 6/F, Wayson Commercial Building,

28 Connaught Road West, Hong Kong

(Address of principal executive offices & zip code)

(+86) 13824472731

(Registrants’ telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangement of Certain Officers

On March 04, 2025, Yunyuan Chen resigned from her position as the Company’s Chief Executive Officer. The Company’s Board of Directors appointed Shiyong Zhao to serve as the Company’s Chief Executive Officer and Chairman, Fengjun Wang and Yidong Bao as Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIRDIE WIN CORPORATION
(Name of Registrant)

Date: March 04, 2025

	By:	/s/ Yunyuan Chen
	Name:	Yunyuan Chen
	Title:	CFO, Secretary and Director